Exhibit 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT

In connection with the Quarterly Report of Mega Group, Inc. (the “Company”) on Form 10-QSB/A, as amended, for the period ending March 31, 2003, as amended, as filed with the Securities and Exchange Commission on the date hereof (“Report”), the undersigned, constituting the chief executive officer and the chief financial officer of Mega Group, Inc., hereby certify, pursuant to 18 U.S.C. (S) 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of their knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)	The information presented in the Report fairly represents, in all material respects, the financial condition and results of operation of the issuer for the fiscal quarter then ended.

Date: August 13, 2003	MEGA GROUP, INC.

	By:	/s/ JOHN H. BROWN
John H. Brown Chief Executive Officer

Date: August 13, 2003	By:	/s/ MERRITT C. BROWN
Merritt C. Brown Chief Financial Officer